Prospectus  Supplement

One Choice Portfolio®: Very Conservative
One Choice Portfolio®: Conservative
One Choice Portfolio®: Moderate
One Choice Portfolio®: Aggressive
One Choice Portfolio®: Very Aggressive
    (Prospectus dated December 1, 2010)
California Tax-Free Money Market Fund
     (Prospectus dated January 1, 2011)
Tax-Free Money Market Fund
     (Prospectus dated October 1, 2010)
Balanced Fund ¡ Giftrust Fund ¡ Veedot Fund
    (Prospectuses dated March 1, 2011)
Utilities Fund
     (Prospectus dated November 1, 2010)

Supplement dated August 1, 2011

For funds with an Institutional Class, the following is added as the last sentence to the Minimum Initial Investment Amounts (Institutional Class) section.

American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.

The following is added to the end of the Investing Through a Financial Intermediary section.

Moving Between Share Classes and Accounts

You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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